SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2017 (December 18, 2017)

Valeant Pharmaceuticals International, Inc.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-14956	98-0448205
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2150 St. Elzéar Blvd. West

Laval, Quebec

Canada H7L 4A8

(Address of Principal Executive Offices)(Zip Code)

514-744-6792

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Senior Notes Offering

On December 18, 2017, Valeant Pharmaceuticals International, Inc. (the “Company”) completed its previously announced offering (the “notes offering”) of $1.5 billion aggregate principal amount of its 9.000% senior notes due 2025 (the “notes”).

The notes were offered in the United States and sold to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States to non-U.S. persons pursuant to Regulation S under the Securities Act. The notes have not been and will not be registered under the Securities Act or any state securities law and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

The net proceeds of the notes offering, along with cash on hand, were used to repurchase $1.5 billion aggregate principal amount of outstanding notes of Valeant Pharmaceuticals International, a wholly-owned subsidiary of the Company, consisting of $187,614,000 aggregate principal amount of 7.000% Senior Notes due 2020 and $1,020,801,000 aggregate principal amount of 6.375% Senior Notes due 2020 and outstanding notes of the Company, consisting of $291,585,000 aggregate principal amount of 5.375% Senior Notes due 2020, pursuant to the tender offers announced on December 4, 2017, and to pay related fees and expenses.

The Senior Notes Indenture

The notes were issued pursuant to the indenture, dated as of December 18, 2017 (the “notes indenture”), between the Company, the guarantors named therein and The Bank of New York Mellon, as trustee.

Interest and Maturity

Pursuant to the notes indenture, the 9.000% senior notes will mature on December 15, 2025. Interest on the notes will be payable semi-annually in arrears on each June 15 and December 15, beginning on June 15, 2018. Interest on the notes will accrue from and including December 18, 2017 or else the most recent interest payment date to which interest had been paid or duly provided for to, but excluding, the date on which such interest is paid.

Guarantees

The notes will be guaranteed by each of the Company’s subsidiaries that are guarantors under the Company’s existing credit agreement (the “Credit Agreement”), existing senior unsecured notes (the “Existing Senior Unsecured Notes”) and existing senior secured notes (the “Existing Senior Secured Notes”) (together, the “Note Guarantors”).

Ranking

The notes and the guarantees of the notes will be:

•	general unsecured obligations of the Company and the Note Guarantors, as applicable;

•	pari passu in right of payment with each other and all existing and future unsubordinated indebtedness of the Company or the applicable Note Guarantor;

•	senior in right of payment to all existing and future indebtedness of the Company or the applicable Note Guarantor that expressly provides for its subordination to the notes or the applicable guarantee;

•	structurally subordinated to all existing and future indebtedness and other liabilities of the Company’s subsidiaries that do not guarantee the notes; and

•	effectively subordinated to all existing and future secured indebtedness of the Company or the applicable Note Guarantor, including the Credit Agreement and the Existing Senior Secured Notes, to the extent of the value of the assets securing such indebtedness.

Redemption

The notes will be redeemable at the option of the Company, in whole or in part, at any time on or after December 15, 2021, at the redemption prices as set forth in the notes indenture.

In addition, the Company may redeem some or all of the notes prior to December 15, 2021 at a price equal to 100% of the principal amount thereof plus a “make-whole” premium. Prior to December 15, 2020, the Company may redeem up to 40% of the aggregate principal amount of the notes using the proceeds of certain equity offerings at the redemption price set forth in the notes indenture.

Upon the occurrence of a change of control (as defined in the notes indenture), unless the Company has exercised its right to redeem all of the notes of a series as described above, holders of the notes of such series may require the Company to repurchase such holder’s notes, in whole or in part, at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest to, but excluding, the purchase date applicable to such notes.

Certain Covenants

The notes indenture contains covenants that limit the ability of the Company and any of its restricted subsidiaries (as such term is defined in the notes indenture) to, among other things:

•	incur or guarantee additional indebtedness;

•	make certain investments and other restricted payments;

•	create liens;

•	enter into transactions with affiliates;

•	engage in mergers, consolidations or amalgamations; and

•	transfer and sell assets.

Events of Default

The notes indenture also provides for customary events of default.

The foregoing summary of the notes indenture is not complete and is qualified in its entirety by reference to the full and complete text of the notes indenture, a copy of which is attached as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 8.01.	Other Events.

Tender Offers

On December 15, 2017, the Company issued a press release announcing the results as of the early tender date of the previously announced tender offers. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)

Exhibit Number	Description

4.1	Indenture, dated as of December 18, 2017, by and among Valeant Pharmaceuticals International, Inc., the guarantors party thereto and The Bank of New York Mellon, as trustee.

99.1	Press release announcing the early tender results and the early settlement date of the tender offers.

EXHIBIT INDEX

Exhibit Number	Description

4.1	Indenture, dated as of December 18, 2017, by and among Valeant Pharmaceuticals International, Inc., the guarantors party thereto and The Bank of New York Mellon, as trustee.

99.1	Press release announcing the early tender results and the early settlement date of the tender offers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 18, 2017

VALEANT PHARMACEUTICALS INTERNATIONAL, INC.

By:	/s/ Paul S. Herendeen
Paul S. Herendeen
Executive Vice President and Chief Financial Officer